SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


         [x]      Filed by the Registrant
         [_]      Filed by a Party other than the Registrant

Check the appropriate box:

         [_]      Preliminary Proxy Statement
         [_]      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [x]      Definitive Proxy Statement
         [_]      Definitive Additional Materials
         [_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               NATEXCO CORPORATION
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         [x]      No fee required.

                  1)       Title   of  each   class  of   securities   to  which

                           -----------------------------------------------------

                  2) Aggregate Number of securities to which transaction applies:

                           -----------------------------------------------------

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                           -----------------------------------------------------

                  4)       Proposed maximum aggregate value of transaction:

                           -----------------------------------------------------

                  5)       Total fee paid:

                           -----------------------------------------------------

         [_]      Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1)       Amount Previously Paid:

                           -----------------------------------------------------

                  2)       Form, Schedule or Registration Statement No.:

                           -----------------------------------------------------

                  3)       Filing Party:

                           -----------------------------------------------------

                  4)       Date Filed:

                           -----------------------------------------------------



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

                               NATEXCO CORPORATION
                                3255 NORFOLK ROAD
                       VICTORIA, BRITISH COLUMBIA V8R 6H5
                                 (250) 598-2373


                                February 4, 2002

Dear Stockholders:

         The Board of Directors of Natexco Corporation (the "Company" or "Natexco") has approved, subject to stockholder approval, amending the Company's Amended Articles of Incorporation to change the name of the Company to "Diomed Holdings, Inc."

         For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" the proposal.

         Receiving your vote on this proposal prior to February 15, 2002 will be appreciated. A card (the "Consent Card") is enclosed for the purpose of giving consent. Please SIGN, DATE, and MAIL the enclosed Consent Card as soon as possible in the self-addressed envelope enclosed for your convenience.

                                                     Sincerely,



                                                     /s/ Gerald A. Mulhall

                                                     Gerald A.  Mulhall
                                                     President


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



                               NATEXCO CORPORATION
                                3255 NORFOLK ROAD
                       VICTORIA, BRITISH COLUMBIA V8R 6H5
                                 (250) 598-2373

                            -------------------------

                             SOLICITATION OF CONSENT

                            -------------------------


TO THE STOCKHOLDERS OF
NATEXCO CORPORATION:

         The Board of Directors of Natexco Corporation (the "Company") requests your consent in writing, without a meeting, for the following purpose:

         1. To approve an amendment to the Company's Amended Articles of Incorporation for the purpose of changing the Company's name to Diomed Holdings, Inc.

         For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" the proposal.

         Receiving your vote on this proposal prior to February 15, 2002 will be appreciated. A card (the "Consent Card") is enclosed for the purpose of giving consent. Only stockholders of record (the "Stockholders") at the close of business on January 24, 2002 are entitled to receive the accompanying Proxy Statement and Consent Card, and each Stockholder is urged to SIGN, DATE and MAIL the enclosed Consent Card as promptly as possible in the self-addressed envelope enclosed for your convenience.


                                             By Order of the Board of Directors,



                                             /s/ Anthony Mulhall

Dated:   February 4, 2002                    Anthony Mulhall
         Victoria British, Columbia          Secretary


--------------------------------------------------------------------------------
YOUR CONSENT IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED CONSENT CARD AS PROMPTLY AS POSSIBLE AND MAIL IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


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


                               NATEXCO CORPORATION
                                3255 NORFOLK ROAD
                       VICTORIA, BRITISH COLUMBIA V8R 6H5
                                 (250) 598-2373

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                INFORMATION CONCERNING SOLICITATION AND CONSENTS

                              --------------------


GENERAL

This Proxy Statement is being furnished by the Board of Directors of Natexco Corporation (the "Company or "Natexco") to all registered holders (the "Stockholders") of the common stock, par value $.001 per share (the "Common Stock"), of the Company in connection with the solicitation of consent for the amendment of the Company's Amended Articles of Incorporation (the "Articles of Incorporation") to change the corporate name of the Company.

These materials are expected to be first mailed to Stockholders on or about February 4, 2002. Please indicate your consent (the "Consent") by SIGNING,
DATING and MAILING the enclosed consent card (the "Consent Card") in the enclosed envelope. Stockholders are requested to sign, date and return the enclosed Consent Card to the Company by February 15, 2002.

Requests for information or documents may be directed to the attention of Anthony Mulhall at (250) 598-2373 or by delivery to the Company's principal executive office. The principal executive office of the Company is located at 3255 Norfolk Road, Victoria, British Columbia V8R 6H5 and its telephone number is (250) 598-2373.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On January 24, 2002 (the "Record Date"), there were 9,200,000 shares of Common Stock issued and outstanding. Only Stockholders of record at the close of business on the Record Date are entitled to Consent to the proposal. Each share of Common Stock is entitled to one (1) vote on each matter presented to Stockholders. Voting is on a non-cumulative basis. The shares of Common Stock represented by each properly executed Consent Card in the accompanying form will, if no contrary instruction is received, be voted FOR the adoption of the proposal. The Board of Directors will be authorized to go forward with the proposal only if the Stockholders holding a majority of the Company's outstanding shares of Common Stock consents to such proposal.

The Consent Card provided may be executed by only the Stockholder of record on the Record Date or pursuant to authority given by the Stockholder's written consent.

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

A Stockholder may revoke this Consent at anytime by notifying the Secretary of the Company in writing prior to the receipt by the Company of Consents from Stockholders holding a majority of the Company's outstanding shares of Common Stock in favor of the proposal herein.

The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Company may use the services of its executive officers and certain Directors to solicit proxies from Stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                                    PROPOSAL

               PROPOSAL FOR AMENDING THE ARTICLES OF INCORPORATION
                          TO CHANGE THE CORPORATE NAME

Proposal
--------

         For the reasons set forth below, the Board of Directors believes that it is advisable and in the best interests of the Company and its stockholders to amend the Articles of Incorporation to change the corporate name to "Diomed Holdings, Inc." ("Holdings").

Principal Reasons for the Proposal
----------------------------------

         The Company intends to acquire a currently privately held Delaware corporation named "Diomed, Inc." ("Diomed") by merging (the "Merger") a wholly owned subsidiary of the Company with and into Diomed, which will be the surviving corporation. Diomed has signed an agreement and plan of merger (the "Merger Agreement") with another privately owned entity, which intends to assign its rights in the Merger Agreement to the Company, if the Company decides to consummate the Merger. If and when the Merger closes, on the day of such closing the Company will issue a report on Form 8-K that contains full disclosure about the combined entities including audited financial statements, pro forma financial statements and full narrative disclosure similar to the disclosure found in a registration statement on Form SB-2. Because the acquisition will be made by a subsidiary of the Company, the Stockholders of the Company do not have the right to vote upon the acquisition. Accordingly, the Stockholders have been asked to consent solely to the change of our corporate name. If the acquisition of Diomed is not consummated, the Company will issue a press release and will not change its corporate name.

Dissenters' Rights
------------------

         Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. The name change proposed in this Proxy does not fall within any of the categories set forth in sections (i) and (ii) above. Accordingly, the Company's Stockholders will not have a right to dissent from the proposed change in the corporate name of the Company and receive the fair market value of their shares in cash.

Required Vote
-------------

         Under applicable Nevada law and the Articles of Incorporation, the affirmative vote of the holders of the Stockholders holding a majority of the outstanding shares of Common Stock is required for approval of the proposed amendment to the Articles of Incorporation and the corporate name change related thereto. The proposed name change has been approved by the members of the
Company's Board of Directors, who unanimously recommend a vote in favor of the name change. If approved by the Stockholders, it is anticipated that the Company will file an Amended Articles of Incorporation as soon as practicable thereafter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION AND CHANGE OUR CORPORATE NAME. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THIS ITEM.

                                             By Order of the Board of Directors,


                                             Anthony Mulhall
                                             Secretary

                               NATEXCO CORPORATION


              CONSENT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     ---------------------------------------

         This Consent Card will be executed in the manner directed herein by the undersigned stockholder. If no direction is made, this Consent Card shall be deemed to indicate approval on the Proposal.

         Please indicate /X/ your position as shown in this example.


                              FOLD AND DETACH HERE

                           --------------------------

              The Board of Directors recommends a vote for Proposal


                                            APPROVE      DISAPPROVE      ABSTAIN

THE PROPOSAL
   Amendment to the Company's
   Articles of Incorporation to
   change the name of the Company
   to Diomed Holdings, Inc.


Signature:                                      Signature:
             --------------------                           --------------------
Date:                                           Date:
             --------------------                           --------------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.


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